UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):September 8, 2025

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 8, 2025, Antero Midstream Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Company’s indirect, wholly owned subsidiaries, Antero Midstream Partners LP (“Antero Midstream Partners”) and Antero Midstream Finance Corporation (“Finance Corp” and, together with Antero Midstream Partners, the “Issuers”), intend to commence a private offering (the “Notes Offering”) of $500.0 million aggregate principal amount of senior notes due 2033 (the “Notes”). The Issuers intend to use the net proceeds from the Notes Offering, together with borrowings under Antero Midstream Partners’ revolving credit facility, to redeem in full the Issuers’ 5.75% senior notes due 2027 (the “2027 Notes”) at a redemption price of 100.0% of the principal amount thereof, plus accrued and unpaid interest. As of September 8, 2025, there was $650.0 million aggregate principal amount of 2027 Notes outstanding. The redemption of the 2027 Notes is expected to be conditioned on the completion of the Notes Offering. The foregoing does not constitute a notice of redemption with respect to the 2027 Notes.

In connection with the Notes Offering, the Company disclosed that as of August 31, 2025, there was $405 million of indebtedness under Antero Midstream Partners’ revolving credit facility.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or jurisdiction securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state or jurisdiction securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

EXHIBIT	DESCRIPTION
99.1	Antero Midstream Corporation press release, dated September 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Justin J. Agnew
Justin J. Agnew
Chief Financial Officer, Vice President – Finance & Investor Relations

Dated: September 8, 2025

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